Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1995-1

No. of PMTs Since Issuance:
15
Distribution Date:
14-Jan-97
Payment Date:
15-Jan-97
Collection Period Beginning:
01-Dec-96
Collection Period Ending:
31-Dec-96
Note and Certificate Accrual Beginning:
16-Dec-96
Note and Certificate Accrual Ending:
15-Jan-97

BOND SUMMARY:
Beginning Class A Note Security Balance
$508,693,373.24
Beginning Class B Note Security Balance
$172,196,000.00
Beginning Certificate Security Balance
$30,304,000.00
Beginning Overcollateralization Amount
$50,054,995.73
Beginning Class A Adjusted Balance
$508,693,373.24
Beginning Class B Adjusted Balance
$172,196,000.00
Beginning Certficate  Adjusted Balance
$30,304,000.00
Beginning Overcollateralization Amount
$50,054,995.73
Ending Class A Note Security Balance
$494,832,309.19
Ending Class B Note Security Balance
$172,196,000.00
Ending Certificate Security Balance
$30,304,000.00
Ending Overcollateralization Amount
$50,213,589.14
Ending Class A Adjusted Balance
$494,832,309.19
Ending Class B Adjusted Balance
$172,196,000.00
Ending Certficate  Adjusted Balance
$30,304,000.00
Ending Overcollateralization Amount
$50,213,589.14
Class A Note Rate Capped at 13%
  5.845470%
Class B Note Rate Capped at 15%
  6.230470%
Certificate Rate Capped at 16%
  6.635470%
Class A Interest Due
$2,477,959.88
Class B Interest Due
$894,051.68
Certificate Yield  Due
$167,567.74
Class A Interest Paid
$2,477,959.88
Class B Interest Paid
$894,051.68
Certificate Yield Paid
$167,567.74
Class A Unpaid Interest
      $0.00
Class B Unpaid Interest
      $0.00
Certificate Unpaid Yield
      $0.00
Class A Principal Paid
$13,861,064.05
Class B Principal Paid
      $0.00
Certificate Principal Paid
      $0.00
OC Principal Paid
      $0.00
Beginning Class A Net Charge-Off
      $0.00
Beginning Class B Net Charge-Off
      $0.00
Beginning Certificate Net Charge-Off
      $0.00
Beginning OC Net Charge-Off
      $0.00
Reversals Allocated to Class A
      $0.00
Reversals Allocated to Class B
      $0.00
Reversals Allocated to Certificates
      $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments
$158,593.41
 Total Charge-Offs:
      $0.00
Charge-Offs Allocated to Class A
      $0.00
Charge-Offs Allocated to Class B
      $0.00
Charge-Offs Allocated to Certificates
      $0.00
Charge-Offs Allocated to OC
      $0.00
Ending Class A Net Charge-Off
      $0.00
Ending Class B Net Charge-Off
      $0.00
Ending Certificate Net Charge-Off
      $0.00
Ending OC Net Charge-Off
      $0.00
Bond Balance Reconciliation    (should equal $0.00)
     ($0.00)

Certificate Balance/Participation Invested Amount (Beginning of
Month)  3.9808%

Designated Certificate / Certificate Security (Balance
  Beginning of Month)
   1.003168%
Designated Certificate  - Beginning of Month
$304,000.00
Principal Payments in Respect of  Designated
  Certificate (Sec. 3.05 (iii) & (vi)(c))
      $0.00
Designated Certificate  - End of Month
$304,000.00
Interest Payments in Respect of Designated
  Certificate (Sec. 3.05 (i)(c))
  $1,680.99

Designated Certificateholder
  Accelerated Principal Payments - Beginning Balance
$2,554,995.73
Accelerated Principal Payment (Sec. 3.05 (v))
$158,593.41
Payments to Holder of Designated
  Certificate in respect to Acc. Prin. (Sec. 3.05 (iv) & (
      $0.00
Designated Certificateholder Accelerated
  Principal Payments - Ending Balance
$2,713,589.14

Designated Certificateholder Holdback Amount (Beginning of
Month)$47,500,000.00
Payments to Designated Certificates in
  Reduction of Holdback Amount (Sec. 3.05 (iv) &
       $0.00
Designated Certificateholder Holdback Amount (End of Month)
$47,500,000.00

Remaining Payments to Designated
  Certificates (Sec. 3.05 paragraph following (vii))
       $0.00

Remaining Amounts to Issuer (Sec. 3.05 (vii))
 $869,317.52